Exhibit 99.1

Annual Shareholders' Meeting May 22, 2012
Chief Financial Officer
Corporate Profile December 31, 2011 March 31, 2012 Total Assets $520 Million Branches 14 Employees 165 Shares Outstanding 4.5 Million Share Price $6.80 $7.95 Book Value $10.10 $10.53
Condensed Statements of Income (Amounts in Thousands)
Non-Interest Income
Balance Sheet Composition
Net Interest Margin
Net Interest Margin
Credit Quality
Capital Adequacy Prior year cushion $22.4 million $24.7 million $12.6 million How much capital is needed to pass a regulatory stress test if it was imposed upon Cortland? How much cushion is needed to absorb any asset quality or investment issues remaining in this post-recessionary period? Any excess may be available for dividends and share repurchases. + $3.6 million
Capital Trend It is not necessary to get back to 2007/2008 levels in order to pay dividends.
First Quarter Results
Focus Balance sheet management - Net Interest Margin low rate environment; rising rate horizon Earnings - Mortgage banking expansion - addition of retail; continuation of wholesale Asset Quality - Underwriting standards - in loan growth scenario Capital - Retain earnings to achieve "new" capital standards
President and Chief Executive Officer
2011 Highlights Investor Relations Wholesale Lending New Products and Services Community Reinvestment Lending and Deposit Growth Credit Quality Regulatory Environment Looking Forward
Loans/Deposits
Loan Composition
Deposit Composition
NPAs/Assets
LLR/Loans
Net Charge-Offs/Loans
Non-Interest Income/Average Assets
ROAA
ROAE
Net Interest Margin
Efficiency Ratio
Price/Tangible Book Value
2012 Initiatives Continued Focus On Risk Management Effectively Manage NIM During the Current Low Rate Cycle Revenue Diversification Commercial And Industrial Mortgage Wholesaling Retail Mortgage Other Sources Of Non-Interest Income Branch Profitability/Corporate Efficiency Enhance Shareholder Value

CORTLAND BANCORP

Annual Shareholders' Meeting

May 22, 2012

David J. Lucido

Chief Financial Officer

Corporate Profile

	December 31, 2011	March 31, 2012
Total Assets	$520 Million	
Branches	14	
Employees	165	
Shares Outstanding	4.5 Million	
Share Price	$6.80	$7.95
Book Value	$10.10	$10.53

Cortland Bancorp

Condensed Statements of Income

	For the years ended		
	2011	2010	2009
Interest income	$ 21,110	$ 21,872	$ 23,623
Interest expense	4,732	6,367	9,234
Net interest income	16,378	15,505	14,389
Provision for loan losses	1,196	505	427
Other income	3,558	1,333	(10,804)
Other expense	13,475	12,441	13,648
Income before taxes	5,265	3,892	(10,490)
Net income (loss)	$ 4,072	$ 3,271	$ (6,335)

(Amounts in Thousands)

CORTLAND BANCORP

Non-Interest Income

	For the years ended		
	2011	2010	2009
Fees for customer services	$ 2,229	$ 2,234	$ 2,298
Investment securities gains	882	1,018	432
Impairment losses on investments	(202)	(2,712)	(14,502)
Mortgage banking gains	162	236	265
Earnings on bank-owned life insurance	496	525	553
Other real estate (losses) gains	(113)	(55)	15
Other non-interest income	104	87	135
Total non-interest income	$ 3,558	$ 1,333	$ (10,804)

Cortland ranks in the 35th percentile in the UBPR measure of Non-interest income to average assets.

	2011				2012
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	Qtr 1
Mortgage banking gains	16	20	25	101	154

(Amounts in thousands)

Cortland Bancorp

Balance Sheet Composition

	2011	2010	2009	
Sources of Funds:				
Non-interest bearing	**13.4**	12.6	11.8	growing core
Interest bearing	**66.7**	65.1	65.3	growing core
Long-term debt and other borrowings	**8.9**	12.0	13.7	less reliance
Subordinated debt	**1.0**	1.1	1.0	
Other non-interest bearing liabilities	**1.0**	1.1	1.0	
Equity capital	**9.0**	8.1	7.2	growing equity
Total	**100.0**	100.0	100.0	
Uses of Funds:				
Loans	**52.9**	48.8	47.8	loan growth
Securities	**37.8**	39.4	35.4	
Interest-earning deposits and other assets	**2.6**	5.1	12.0	
Bank-owned life insurance	**2.6**	2.6	2.6	
Other non-interest earning assets	**4.1**	4.1	2.2	
Total	**100.0**	100.0	100.0	

(Amounts show as percentages)

Cortland Bancorp

Net Interest Margin



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.74%
4.99%
5.13%
6.12%
6.48%
1.25%
1.67%
2.32%
3.19%
3.70%
3.72%
3.59%
3.19%
3.49%
3.45%
Earning Assets
Interest Bearing Liabilities
Net Interest Margin
2011
2010
2009
2008
2007

Cortland Bancorp

Net Interest Margin

	2011	2010	2009	2008	2007
Liquid funds	0.40%	0.36%	0.27%	1.74%	5.27%
Investments	3.47%	4.08%	5.08%	5.64%	5.72%
Loans	5.87%	6.21%	6.39%	6.81%	7.36%
Earning assets	4.74%	4.99%	5.13%	6.12%	6.48%
Deposits	1.00%	1.29%	1.93%	2.89%	3.38%
Borrowings	2.94%	3.60%	4.00%	4.42%	5.16%
Interest bearing liabilities	1.25%	1.67%	2.32%	3.19%	3.70%
Net interest margin	3.72%	3.59%	3.19%	3.49%	3.45%
Net interest income (TE) (in thousands)	$ 17,124	$ 16,297	$ 15,115	$ 16,163	$ 15,901

CORTLAND BANCORP

Credit Quality

	2011	2010	2009	2008	2007
Net Charge Offs	$ 639	$ 441	$ 460	$ 936	$ 630
Average Loan Balances	$ 261,080	$ 237,624	$ 238,290	$ 228,440	$ 215,496
Ratio of Charge Offs to Average Loans	0.24%	0.19%	0.20%	0.42%	0.29%
Allowance for Loan Losses	$ 3,058	$ 2,501	$ 2,437	$ 2,470	$ 1,621
Ratio of ALLL to Total Loans	1.06%	0.94%	0.98%	1.00%	0.73%
Ratio of ALLL to Charge Offs	442%	495%	490%	238%	252%

(Dollar amounts in thousands)

Cortland Bancorp

Capital Adequacy


Regulatory Minimums
Well-Capitalized Status
Cortland
15%
10%
5%
0%
4.00%
5.00%
10.47%
4.00%
6.00%
13.37%
8.00%
10.00%
14.18%
Leverage
Tier I
Total RBC

	Leverage	Tier I	Total RBC
Prior year cushion	$22.4 million	$24.7 million	$12.6 million + $3.6 million

- How much capital is needed to pass a regulatory stress test if it was imposed upon Cortland?
- How much cushion is needed to absorb any asset quality or investment issues remaining in this post-recessionary period?
- Any excess may be available for dividends and share repurchases.

Cortland Bancorp

Capital Trend


20%
16%
12%
8%
4%
0%
10.47%
9.59%
9.09%
10.58%
10.99%
13.37%
12.72%
12.54%
16.37%
18.62%
14.18%
13.42%
13.22%
17.15%
19.18%
Leverage
Tier 1
Total RBC
2011
2010
2009
2008
2007

It is not necessary to get back to 2007/2008 levels in order to pay dividends.

CORTLAND BANCORP

First Quarter Results

		2012		2011	
Interest income	$	5,305	$	5,320	
Interest expense		1,064		1,253	
Net Interest income		4,241		4,067	
Provision for loan losses		270		174	
Other income		695		533	
Other expense		3,864		3,355	
Income taxes		(357)		202	
Net Income	$	1,159	$	869	+33%

(Amounts in thousands)

Cortland Bancorp

Focus

- **Balance sheet management** – Net Interest Margin low rate environment; rising rate horizon
- **Earnings** – Mortgage banking expansion – addition of retail; continuation of wholesale
- **Asset Quality** – Underwriting standards – in loan growth scenario
- **Capital** – Retain earnings to achieve "new" capital standards

Cortland Bancorp

James M. Gasior

President and Chief Executive Officer

2011 Highlights

- Investor Relations
- Wholesale Lending
- New Products and Services
- Community Reinvestment
- Lending and Deposit Growth
- Credit Quality
- Regulatory Environment
- Looking Forward

CORTLAND BANCORP

Loans/Deposits


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
68.4%
67.7%
64.1%
64.7%
61.2%
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

Loan Composition


2011
2%
6%
16%
55%
21%
2001
4%
7%
41%
37%
11%
Commercial real estate
Commercial loans
Residential real estate
Consumer loans
Home equity loans

CORTLAND BANCORP

Deposit Composition



2011
8%
15%
23%
21%
16%
17%
2001
9%
8%
24%
34%
9%
16%
Demand
Money market
Savings
Time deposits under $100,000
Time deposits of $100,000 or more
Non-interest bearing deposits

CORTLAND BANCORP

NPAs/Assets


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.29%
1.69%
0.98%
0.43%
0.62%
2011
2010
2009
2008
2007
Cortland
Peer Group

LLR/Loans



1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.05%
0.94%
0.98%
1.00%
0.73%
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

Net Charge-Offs/Loans



0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
-0.1%
0.24%
0.19%
0.19%
0.41%
0.29%
2011
2010
2009
2008
2007
Cortland
Peer Group

Non-Interest Income/Average Assets



0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.61%
0.63%
0.65%
0.60%
0.62%
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

ROAA


1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
0.82%
0.67%
-1.27%
0.48%
0.89%
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

ROAE



15%
10%
5%
0%
-5%
-10%
-15%
-20%
9.13%
8.29%
-17.56%
5.22%
8.68%
2011
2010
2009
2008
2007
Cortland
Peer Group

Net Interest Margin



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.72%
3.59%
3.18%
3.49%
3.45%
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

Efficiency Ratio



74%
72%
70%
68%
66%
64%
62%
60%
58%
66.99%
64.07%
72.89%
66.93%
66.40%
2011
2010
2009
2008
2007
Cortland
Peer Group

Price/Tangible Book Value



140%
120%
100%
80%
60%
40%
20%
0%
85.5%
67.3%
57.3%
52.1%
117.7%
108.6%
Current
2011
2010
2009
2008
2007
Cortland
Peer Group

CORTLAND BANCORP

2012 Initiatives

- Continued Focus On Risk Management
- Effectively Manage NIM During the Current Low Rate Cycle
- Revenue Diversification
  - Commercial And Industrial
  - Mortgage Wholesaling
  - Retail Mortgage
  - Other Sources Of Non-Interest Income
- Branch Profitability/Corporate Efficiency
- Enhance Shareholder Value

Cortland Bancorp

CORTLAND BANCORP